UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21455

Claymore Dividend & Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

J. Thomas Futrell
Guggenheim Funds Investment Advisors, LLC
2455 Corporate West Drive
Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

EXPLANATORY NOTE - This Form N-CSRS/A for the registrant is being filed solely to amend the registrant’s response to Item 9 of Form N-CSRS filed on July 6, 2010 (Accession Number 0000891804-10-003502).  Other than the aforementioned amendment, no other information or disclosures contained in the Form N-CSRS filed on July 6, 2010, is being amended by this Form N-CSRS/A.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual
Report	Claymore
April 30, 2010	Dividend & Income Fund	DCS
(Unaudited)

www.claymore.com/dcs

... your path to the LATEST,

 most up-to-date INFORMATION about the

Claymore Dividend & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com/dcs, you will find:

  • Daily, weekly and monthly data on share prices, net asset values, distributions and more

  • Monthly portfolio overviews and performance analyses

  • Announcements, press releases and special notices

  • Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund

Dear Shareholder|

We thank you for your investment in the Claymore Dividend & Income Fund (the “Fund”). This report covers the Fund’s performance for the semiannual period ended April 30, 2010.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Equities are selected for the portfolio using a highly disciplined approach to identifying stocks of companies with substantial free cash flow relative to their market capitalization, with an emphasis on companies that pay a significant portion of free cash flow back to shareholders in the form of dividends.

Claymore Advisors, LLC (“Claymore”), a wholly-owned subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), serves as the Adviser to the Fund. As of March 31, 2010, Claymore entities provided supervision, management, and/or servicing on approximately $15.9 billion in assets. Guggenheim Partners, is a global diversified financial services firm with more than $100 billion in assets under supervision.

The Fund’s investment sub-adviser, Manning & Napier Advisors, Inc. (“Manning & Napier”), is responsible for day-to-day management of the Fund’s investments. Founded in 1970, Manning & Napier is an employee-owned firm that manages more than $20 billion in client assets as of April 30, 2010.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2010, the Fund generated a total return based on market price of 4.24% and a return of 15.09% based on NAV. As of April 30, 2010, the Fund’s market price of $14.50 represented a discount of 13.28% to NAV of $16.72. As of October 31, 2009, the Fund’s market price of $14.25 represented a discount of 4.10% to NAV of $14.86.

The Fund paid quarterly dividends of $0.100 per common share in November 2009 and February 2010. In addition, the Fund paid a supplemental distribution of $0.161 per common share on December 29, 2009 to shareholders of record as of December 23, 2009. This supplemental distribution, which was made from ordinary income, was made in order to allow the Fund to meet its distribution requirements and avoid excise taxes for 2009.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 29 of the Fund’s semiannual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

In January 2010, the Fund announced that, in accordance with a previously announced in-kind tender offer to repurchase up to 4,085,947 of its issued and outstanding common shares of beneficial interest (“Common Shares”) at 99.5% of NAV, the Fund had accepted 4,085,893 properly tendered shares, representing approximately 45% of the Fund’s Common Shares outstanding, at a price per Common Share of approximately $16.24. The total value of assets of the Fund distributed in payment for such properly tendered Common Shares was approximately $66.35 million.

In the past, the Fund’s leverage has been achieved through the issuance of Auction Market Preferred Shares (“AMPSSM”). AMPS holders received a dividend that was reset typically every

Semiannual Report | April 30, 2010 | 3

DCS | Claymore Dividend & Income Fund | Dear Shareholder continued

seven or 28 days, depending on the series. In August 2009, the Fund obtained a new financing facility through BNP Paribas, a leading European bank. Since that time, the Fund completed its redemption in February 2010 of all of its AMPS at par value, with the redemption financed in part by the proceeds of this credit facility. As of April 30, 2010, the Fund’s outstanding leverage was $33 million of debt via the credit facility. On October 31, 2009, the Fund’s outstanding leverage had been $60 million.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about Manning & Napier’s investment philosophy and discipline, its views on the market environment and how it structured the Fund’s portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.claymore.com/dcs.

Sincerely,

J. Thomas Futrell
Chief Executive Officer
Claymore Dividend & Income Fund

May 31, 2010

4 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund

Questions & Answers|

Claymore Dividend & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Manning & Napier Advisors, Inc. (“Manning & Napier”). This investment team includes Jeffrey S. Coons, PHD, CFA, Co-Director of Research; Jack Bauer, Managing Director of Fixed Income; Christopher Petrosino, CFA, Senior Analyst, Quantitative Strategies Group; and, Keith Harwood, Senior Fixed Income Analyst. In the following discussion, members of the team provide insight into the Fund’s strategies and results during the six-month period ended April 30, 2010.

1. Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying or other income-producing securities, and at least 65% of the Fund’s total assets will consist of investments in dividend-paying common and preferred stocks. The Fund’s investments are focused on securities considered by Manning & Napier to be undervalued or inexpensive relative to other investments.

The Fund may invest up to 40% of its total assets, with the percentage measured at the time of the investment, in U.S. dollar-denominated securities of foreign issuers. There is no minimum credit rating for preferred stocks and debt securities in which the Fund may invest, although the Fund will not invest more than 10% of its total assets in non-convertible fixed-income securities of below investment-grade quality. In addition, the Fund may purchase and sell certain derivative instruments, including, but not limited to, options, futures contracts and options on futures contracts, for various portfolio management purposes including to seek income or capital appreciation, facilitate portfolio management and help reduce risk.

Manning & Napier’s process is opportunistic and is characterized by the shift of investment dollars toward areas of the market that are generally believed by Manning & Napier to be undervalued and away from areas that are overvalued. In order to be truly opportunistic, it is important to take a global view of investment opportunities, since roughly 75% of potential investment opportunities are located outside the U.S.

Equities are selected for the portfolio using a highly disciplined approach to identifying companies with substantial free cash flow relative to their market capitalization. Free cash flow is defined as earnings before taxes, depreciation and amortization, but after capital expenditures. Recognizing that companies have many choices of how to use their free cash flow, Manning & Napier emphasizes companies that pay a substantial portion of it back to shareholders in the form of dividends, unlocking shareholder value. This means that the equity portion of the Fund’s portfolio should generally have a higher dividend yield than the overall stock market. Also important is that a company under consideration has a low estimated risk of bankruptcy, in other words, a financially sound balance sheet.

Free cash flow yield is the amount of free cash flow per share divided by the market price of stock. When a company’s stock price is low relative to free cash flow, the free cash flow yield is high. If a stock’s price appreciates sharply without a major increase in free cash flow, thus causing the free cash flow yield to go lower than is considered desirable by Manning & Napier, that company would be screened out of the portfolio upon a rebal-ance. This discipline has a tendency to move the portfolio into more undervalued sectors of the market and away from higher risk sectors where the free cash flow yield is considered too low. It is a process that continuously moves the portfolio toward companies that are very solid, that are paying dividends, and where the stock price has not appreciated dramatically relative to free cash flow.

Historically, this strategy tends to produce a portfolio that holds up well in down markets and participates nicely in up markets, providing good balance in a wide variety of market conditions. However, when a market moves into a speculative phase, this strategy will typically underperform more momentum-driven indices like the S&P 500 Index. Historical data indicates that this approach has provided attractive returns over a full market cycle; however, past performance is no guarantee of future results and there is no guarantee that the perceived fair value of any security will be realized.

The portfolio is evaluated on a continuous basis and changes are made as necessary to ensure that all holdings are consistent with Manning & Napier’s definition of value. Once a year, generally in April, near the middle of the Fund’s fiscal year, there is a major rebalancing that not only evaluates all the holdings in the portfolio but also seeks to identify new investments that have become attractive based on Manning & Napier’s screening criteria. As part of the rebalancing process, all securities listed on major U.S. exchanges are screened using a quantitative discipline that focuses on four key criteria that Manning & Napier believes are good indicators of value: 1) high free cash flow yield; 2) good solvency, with low estimated bankruptcy risk; 3) adequate capitalization for consistent liquidity; 4) dividend yield above the average of the Standard & Poor’s 500 Index (the “S&P 500”). This process generally produces 100 to 150 names that become candidates for inclusion in the Fund’s portfolio. This process is useful in identifying emerging opportunities; Manning & Napier has found that, over time, the market begins to recognize the qualities of these stocks, and their valuations begin to rise. In the course of the rebalancing, companies in the portfolio that no longer meet the valuation criteria described previously are generally eliminated

Semiannual Report | April 30, 2010 | 5

DCS | Claymore Dividend & Income Fund | Questions & Answers continued

and replaced with other companies that meet the criteria described by these screens. The result of this process is that most of the changes in the portfolio take place at the time of rebal-ancing, although continuous analysis may result in modest changes throughout the year.

The strategy for the fixed income portion of the portfolio, which is approximately 20% of the Fund’s total assets, is a bottom-up, fundamentally-driven approach that seeks to invest in high quality companies that generate good cash flow and that Manning & Napier feel have good prospects. Bond investments may include securities with yields that seem high relative to their prospects, often because the issuing companies are out of favor. In the fixed income portion of the portfolio, various sectors, such as treasury securities, corporate bonds, mortgage-backed securities, and non-U.S. based bonds will be emphasized, depending on the relative value offered by each. In selecting bonds, the research of Manning & Napier’s 30-plus team of industry specialists is a significant factor, as they use their disciplined approach to evaluating company and industry fundamentals to assist the credit analysts in identifying companies that meet the value-oriented total return criteria for selecting bond investments. The goal is always to generate an attractive level of income, while taking only the level of risk that is warranted by the expected return.

2. Please tell us about the economic and market environment over the last six months.

The economic recovery that began in the second half of 2009 appeared to solidify and strengthen in the first few months of 2010. The early stages of the recovery were driven mainly by monetary and fiscal stimulus and an upturn in the inventory cycle. More recently, activity appears to be more sustainable, with improving conditions in the labor market, firming aggregate demand and reviving confidence. In late April, the Bureau of Economic Analysis made a preliminary announcement that real gross domestic product expanded at an annual rate of 3.2% in the first quarter of 2010, and most estimates call for growth in this same range for the remainder of the year.

During the six months from October 31, 2009, through April 30, 2010, the recovery in the equity market that began in the first quarter of 2009 continued. The Standard & Poor’s 500 Index, which is generally regarded as a good indicator of the broad U.S. stock market, returned 15.66% for the six-month period. Return of the Russell 1000 Value Index, which is the Fund’s main benchmark, was 16.77%.

Credit markets also continued to strengthen, with returns from high-yield bonds much higher than for investment-grade bonds, as investors demonstrated an increasing appetite for risk. Return of the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. bond market as a whole, was 2.54%. Return of the Merrill Lynch High Yield Master II Index, which measures performance of the high-yield bond market, was 11.65% for the six months ended April 30, 2010.

This was a challenging period for the Fund’s style of investing. In general, lower quality stocks, based on criteria such as Standard & Poor’s ratings for earnings growth and stability, performed better than higher quality issues. Also, stocks with lower dividend yields performed better than higher-yielding stocks. Stocks in the financial sector performed very well, after experiencing extreme weakness in 2008 and early 2009. The financial sector has a large allocation within both the S&P 500 and the Russell 1000 Value indices but has minimal representation in the Fund because few stocks in the sector meet Manning & Napier’s selection criteria. The strength of the financial sector was a major reason for the Fund’s modest underperformance relative to the benchmark over the six months ended April 30, 2010.

3. How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ending April 30, 2010, the Fund generated a total return based on market price of 4.24% and a return of 15.09% based on NAV. As of April 30, 2010, the Fund’s market price of $14.50 represented a discount of 13.28% to NAV of $16.72. As of October 31, 2009, the Fund’s market price of $14.25 represented a discount of 4.10% to NAV of $14.86.

The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The current discount to NAV provides an opportunity for investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio.

 4. What were the major investment decisions that affected the Fund’s performance over this six-month period?

The Fund’s position in the materials sector contributed positively to performance. Holdings in this sector that performed especially well include BHP Billiton Limited (not held in the portfolio at period end), a diversified natural resources company, and Rio Tinto PLC (not held in the portfolio at period end), which is engaged in metal and mineral production. Other sectors that also contributed positively to performance were industrials, consumer staples, and energy. Some positions that did well in those sectors include Emerson Electric Co., a diversified global technology company (0.9% of long-term investments); PepsiCo, Inc., a global food, snack and beverage company (2.6% of long-term investments); and Chevron Corp., an integrated energy company (3.2% of long-term investments). While most of the Fund’s positions had positive returns in a fairly strong market environment, names that detracted slightly from performance include Repsol YPF SA, ADR, an integrated oil and gas company based in Spain

6 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund | Questions & Answers continued

(0.6% of long-term investments); Taiwan Semiconductor Manufacturing Co. Ltd. (ADR), a manufacturer of integrated circuits (1.3% of long-term investments); and Hellenic Telecommunications Organization S.A. (ADR), a provider of telecommunications and related services in Greece and other nations in eastern Europe (not held in portfolio at period end).

In early 2010, there was evidence that investors were becoming increasingly comfortable with the concept of a strong cyclical recovery, with the result that there was considerable strength in economically sensitive sectors such as materials, consumer discretionary and industrials. Many of the investments that made the strongest contributions to performance over the six-month period ended April 30, 2010, are no longer in the portfolio, and that illustrates one of the strengths of Manning & Napier’s stock selection process. When a stock’s price appreciates to the point that the free cash flow yield is below the specified hurdle rate, it is sold and replaced by a stock that meets the criteria for value at the rebalance date.

The Fixed Income portion of the portfolio outperformed the Barclays Aggregate due to the portfolio’s higher exposure to corporate bonds. As mentioned earlier, credit markets strengthened over the period. Corporate yield spreads continued to contract as investor risk appetite increased and alternative fixed income sectors, such as U.S. Treasury and agency securities and mortgages, offered little yield.

 5. What changes were made in the recent portfolio rebalance?

The most notable change was a reduction in the weight of the materials sector, which was reduced from approximately 8% at the end of March to approximately 3% at the end of April. This change was made because several fairly large holdings experienced significant appreciation, contributing to the Fund’s performance as noted above. Manning & Napier believes that these stocks moved up in anticipation of increasing demand as world economies improve; the question now is whether that demand will be sustainable.

The Fund’s position in the consumer staples sector was increased, with the addition of retailer Wal-Mart Stores, Inc. (2.3% of long-term investments) and The Procter & Gamble Co. (2.3% of long-term investments), which produces and markets branded consumer packaged goods. Both of these are high quality companies with good dividend yields and strong free cash flow. Because holdings are weighted by market capitalization, and these are very large companies, these additions account for a significant portion of the increase in the consumer staples sector.

The U.S. versus international positioning was not changed significantly. Approximately 24% of the portfolio is invested in companies headquartered outside the U.S., mainly in developed markets.

 6. Please discuss the Fund’s leverage strategy and how it has affected performance.

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from an unleveraged portfolio. During the six months ended April 30, 2010, the leverage contributed positively to performance, since the portfolio’s return was greater than the cost of leverage.

In the past, the Fund’s leverage had been achieved through the issuance of Auction Market Preferred Shares (“AMPSSM”). AMPS holders received a dividend that was reset typically every seven or 28 days, depending on the series. In August 2009, the Fund obtained a new financing facility through BNP Paribas, a leading European bank. Since that time, the Fund has redeemed all of its AMPS, with the redemption financed in part by the proceeds of this credit facility. As of April 30, 2010, the Fund’s outstanding leverage was $33 million of debt via the credit facility.

Manning & Napier’s leverage strategy is to adjust the amount of leverage based on the market environment, reducing leverage when there appears to be greater risk in the market and increasing leverage when appropriate to take advantage of attractive investment opportunities in weaker markets.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

 7. What is the outlook for the economy and the securities markets in the coming months?

Manning & Napier believes that economic growth in the U.S. and worldwide may be rather sluggish following the rebound from the credit crisis lows in economic activity. With heavy debt burdens faced by much of the developed world’s consumers and governments and capacity utilization around the developed world near 70%, it’s hard to make the case for high demand. The U.S. equity market has moved up impressively since it began to recover from multi-decade lows more than a year ago. Now, there is an increasing sense that investor sentiment may be overly positive based on the near-term potential for growth.

Given this rather moderate outlook for growth, Manning & Napier believes that some of the most rewarding investments are likely to be in good quality companies that derive a significant portion of their revenue from exports to the growth areas of the world. Of the seven billion people in the world, only one billion

Semiannual Report | April 30, 2010 | 7

DCS | Claymore Dividend & Income Fund | Questions & Answers continued

are in the developed nations. An emerging middle class in many of these developing nations, especially in Asia, will create demand for small ticket consumer staples, which may provide these products with an opportunity for sustained moderate growth.

In addition to disciplined investment strategies, many economic, valuation, and liquidity indicators are signaling that opportunities in equities remain favorable. In the fixed income markets, both investment grade and below investment grade corporate bonds remain relatively attractive.

 Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Value Index measures performance of companies with lower price-to-book ratios and lower forecasted growth values than the overall market.

The Barclays Capital US Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities and collateralized mortgage-backed securities sectors.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

 DCS Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Not a Complete Investment Program.The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund’s investment objectives as well as the Common Shareholder’s other investments when considering an investment in the Fund.

Equity Risk. Substantially all of the Fund’s assets will be invested in common stocks and preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of commons stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

8 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund | Questions & Answers continued

Preferred Securities Risk.There are special risks associated with investing in preferred securities, including: Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable. Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Income Risk. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short- and long term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund’s distributions on Common Shares as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing Financial Leverage.

“Value Investing” Risk. The Fund focuses its investments on dividend paying or other income producing securities that the Investment Manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in securities. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor ‘’growth’’ securities of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a ‘’value’’ investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities such as preferred and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities. Market interest rates for investment grade fixed income securities in which the Fund may invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund’s net assets to decline) and the degree to which asset values may decline in such events.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, the interest or dividend rates payable by the Fund on any Financial Leverage the Fund may have issued would likely increase, which would tend to further returns to holders of Common Shares.

Lower Grade Securities. The Fund may invest up to 10% of its total assets in non-convertible fixed income securities of below investment grade quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as “junk bonds”.

Foreign Securities.The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including, but not limited to American Depositary Receipts (“ADRs”). The prices of such U.S. dollar-denominated securities of foreign issuers may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, such securities may be less liquid and more volatile than U.S. securities.

Derivatives Risk.The Fund may participate in certain derivative transactions, such as futures contracts, options or swap transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in these markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Manager’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

Semiannual Report | April 30, 2010 | 9

DCS | Claymore Dividend & Income Fund | Questions & Answers continued

Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its Common Shareholders. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder’s tax basis in the Common Shares (generally, the amount paid for the Common Shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund’s net asset value per Common Share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values and the Fund’s Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Industry Concentration Risk.The Fund may invest up to 25% of its total assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry.

Other Investment Companies. The Fund may invest up to 10% of the Fund’s total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in exchange traded funds. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks.

Non-Diversified Status.The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund must comply with the diversification requirements of the Code applicable to regulated investment companies. See “Taxation.” Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Financial Leverage. Although the use of Financial Leverage by the Fund may create an opportunity for increased net income and capital appreciation for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. There is no assurance that a leveraging strategy will be successful. Financial Leverage involves risks and special considerations for shareholders including: • the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; • the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the holders of Common Shares; and • the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund’s net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will out-weigh the current reduced return. The Fund’s use of Financial Leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

Management Risk.The Investment Manager, in acting as investment manager of the Fund’s portfolio securities, will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results

Recent Market Developments. Following the worldwide market turmoil experienced in late 2008, governmental and regulatory bodies have taken action in an attempt to stabilize the financial markets. It is unclear what effect these programs, and their eventual termination, may have on the markets for credit securities in which the fund may invest over the near- and long-term. Such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation Risk. Legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Legislation or regulation may also change the way in which the Fund itself is regulated.

Market Disruption and Geopolitical Risk. Terrorist attacks, the war in Iraq and its aftermath and other geopolitical events around the world have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on the U.S. and world economies and markets and may cause further economic uncertainties or deterioration in the U.S. and worldwide. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

Anti-takeover Provisions. The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Please see www.claymore.com/dcs for a more detailed discussion about Fund risks and considerations.

10 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund

Fund Summary|As of April 30, 2010 (unaudited)

Fund Statistics
Share Price		$14.50
Common Share Net Asset Value		$16.72
Premium/Discount to NAV		-13.28%
Net Assets Applicable to Common Shares ($000)		$83,507
Total Returns
(Inception 1/27/04)	Market	NAV
Six Month	4.24%	15.09%
One Year	65.17%	50.91%
Three Year - average annual	-45.22%	-45.12%
Five Year - average annual	-25.77%	-25.76%
Since Inception - average annual	-21.34%	-19.67%
		% of Long-Term
Sector Breakdown*		Investments
Consumer Staples		19.9%
Health Care		17.8%
Energy		16.7%
Industrials		11.4%
Financials		10.5%
Consumer Discretionary		9.3%
Information Technology		7.5%
Materials		2.7%
Telecommunication Services		2.2%
Utilities		2.0%
		% of Long-Term
Country Breakdown		Investments
United States		76.3%
United Kingdom		8.7%
France		2.6%
Taiwan		1.6%
Cayman Islands		1.4%
Switzerland		1.4%
Norway		1.0%
Japan		0.9%
Canada		0.9%
Spain		0.6%
Finland		0.6%
Netherlands		0.6%
Ireland		0.5%
Sweden		0.5%
South Africa		0.4%
Luxembourg		0.4%
Chile		0.4%
Mexico		0.2%
Germany		0.2%
Brazil		0.2%
Philippines		0.2%
Israel		0.1%
Belgium		0.1%
Hungary		0.1%
New Zealand		0.1%
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/dcs. The above summaries are provided for informational purposes only and should not be viewed as recommendations.
* Securities are classified by sectors that represent broad groupings of related industries.

% of Long-Term
Top Ten Issuers	Investments
Chevron Corp.	3.2%
BP PLC	3.2%
Johnson & Johnson	3.1%
Intel Corp.	3.0%
Coca-Cola Co. (The)	2.9%
Pfizer, Inc.	2.6%
Total SA	2.6%
PepsiCo, Inc.	2.6%
Exxon Mobil Corp.	2.3%
GlaxoSmithKline PLC	2.3%

Share Price & NAV Performance*

Portfolio Composition (% of Total Investments)

Semiannual Report | April 30, 2010 | 11

DCS | Claymore Dividend & Income Fund

Portfolio of Investments|April 30, 2010 (unaudited)

Number
of Shares		Value
	Total Long-Term Investments - 136.1%
	Common Stocks - 109.7%
	Consumer Discretionary - 8.5%
2,186	Darden Restaurants, Inc.	$97,824
3,115	Garmin Ltd. (Cayman Islands)	116,439
4,273	Genuine Parts Co.	182,884
2,107	Hasbro, Inc.	80,825
46,330	Home Depot, Inc. (d)	1,633,133
3,999	Leggett & Platt, Inc.	98,095
8,885	Limited Brands, Inc.	238,118
9,849	Mattel, Inc.	227,019
28,907	McDonald’s Corp. (d)	2,040,545
8,507	McGraw-Hill Cos., Inc. (The)	286,856
4,906	Omnicom Group, Inc.	209,290
15,488	Pearson PLC, ADR (United Kingdom)	247,343
1,653	Sherwin-Williams Co. (The)	129,050
19,371	Thomson Reuters Corp. (Canada) (d)	695,031
960	Tupperware Brands Corp.	49,027
2,933	VF Corp.	253,470
1,528	Whirlpool Corp.	166,353
7,086	Yum! Brands, Inc.	300,588
		7,051,890
	Consumer Staples - 27.1%
55,627	Altria Group, Inc. (d)	1,178,736
9,716	Archer-Daniels-Midland Co.	271,465
8,198	Avon Products, Inc.	265,041
2,180	Brown-Forman Corp. - Class B	126,832
9,012	Campbell Soup Co.	323,170
61,714	Coca-Cola Co. (The) (d)	3,298,613
7,460	Colgate-Palmolive Co. (d)	627,386
1,519	Delhaize Group SA, ADR (Belgium)	125,728
16,348	Diageo PLC, ADR (United Kingdom) (d)	1,113,953
1,925	Emotelladora Andina SA, ADR - Class B (Chile)	42,100
8,236	General Mills, Inc.	586,238
6,107	Hershey Co. (The)	287,090
8,666	HJ Heinz Co.	406,175
2,047	Hormel Foods Corp.	83,436
2,537	JM Smucker Co. (The)	154,935
10,037	Kellogg Co.	551,433
11,390	Kimberly-Clark Corp. (d)	697,751
34,419	Kraft Foods, Inc. - Class A (d)	1,018,802
3,271	Lorillard, Inc.	256,348
3,229	McCormick & Co., Inc.	127,772
2,864	Molson Coors Brewing Co. - Class B	127,047
44,616	PepsiCo, Inc. (d)	2,909,856
38,749	Philip Morris International, Inc. (d)	1,901,801
41,681	Procter & Gamble Co. (The) (d)	2,590,891
4,422	Reynolds American, Inc.	236,223
18,360	Sara Lee Corp.	261,079
15,669	Sysco Corp.	494,200
47,909	Wal-Mart Stores, Inc. (d)	2,570,318
		22,634,419
	Energy - 21.5%
68,901	BP PLC, ADR (United Kingdom) (d)	3,593,187
44,271	Chevron Corp. (d)	3,605,430
39,836	ConocoPhillips (d)	2,357,893
39,146	Exxon Mobil Corp. (d)	2,656,056
29,443	Repsol YPF SA, ADR (Spain) (d)	690,438
12,222	Sasol Ltd., ADR (South Africa)	496,824
46,509	Statoil ASA, ADR (Norway) (d)	1,124,123
11,495	Tenaris SA, ADR (Luxembourg)	466,812
53,890	Total SA, ADR (France) (d)	2,930,538
		17,921,301
	Financials - 0.8%
1,803	Eaton Vance Corp.	63,538
2,757	Federated Investors, Inc. - Class B	66,499
14,387	Marsh & McLennan Cos., Inc.	348,453
3,811	Plum Creek Timber Co., Inc. - REIT	151,678
1,809	Waddell & Reed Financial, Inc. - Class A	67,150
		697,318
	Health Care - 22.2%
39,030	Abbott Laboratories (d)	1,996,775
38,880	AstraZeneca PLC, ADR (United Kingdom) (d)	1,719,662
9,387	Baxter International, Inc.	443,254
3,654	Becton Dickinson and Co.	279,056
3,162	Biovail Corp. (Canada)	53,754
46,136	Bristol-Myers Squibb Co. (d)	1,166,780
31,013	Eli Lilly & Co. (d)	1,084,525
4,535	Fresenius Medical Care AG & Co. KGaA, ADR (Germany)	244,618
69,853	GlaxoSmithKline PLC, ADR (United Kingdom) (d)	2,604,818
54,946	Johnson & Johnson (d)	3,533,028
67,606	Merck & Co., Inc. (d)	2,368,914
175,674	Pfizer, Inc. (d)	2,937,269
1,739	Pharmaceutical Product Development, Inc.	47,823
610	Teleflex, Inc.	37,405
		18,517,681
	Industrials - 12.5%
18,564	3M Co. (d)	1,646,070
34,769	ABB Ltd., ADR (Switzerland) (d)	666,174
2,912	Avery Dennison Corp.	113,655
4,283	Cooper Industries PLC (Ireland)	210,295

See notes to financial statements.

12 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund | Portfolio of Investments (unaudited) continued

Number
of Shares		Value
	Industrials (continued)
3,741	Dover Corp.	$195,355
785	Dun & Bradstreet Corp.	60,422
660	Elbit Systems Ltd. (Israel)	40,689
19,819	Emerson Electric Co. (d)	1,035,146
5,830	General Dynamics Corp.	445,179
15,282	Honeywell International, Inc. (d)	725,437
1,467	Hubbell, Inc. - Class B	68,171
13,410	Illinois Tool Works, Inc. (d)	685,251
2,759	ITT Corp.	153,318
19,256	Koninklijke Philips Electronics NV (Netherlands) (d)	641,995
5,765	Lockheed Martin Corp.	489,391
9,283	Masco Corp.	150,663
6,314	Northrop Grumman Corp.	428,279
2,157	Pentair, Inc.	77,997
5,595	Pitney Bowes, Inc.	142,113
5,904	Raytheon Co.	344,203
5,474	RR Donnelley & Sons Co.	117,636
1,389	Snap-On, Inc.	66,922
3,258	Tomkins PLC, ADR (United Kingdom)	49,750
8,937	Tyco International Ltd. (Switzerland)	346,666
14,313	United Technologies Corp. (d)	1,072,759
12,999	Waste Management, Inc.	450,805
		10,424,341
	Information Technology - 9.4%
13,553	Automatic Data Processing, Inc.	587,658
2,099	Broadridge Financial Solutions, Inc.	49,977
1,953	Harris Corp.	100,541
148,950	Intel Corp. (d)	3,400,529
2,094	Konami Corp., ADR (Japan)	40,940
5,916	Linear Technology Corp.	177,835
3,718	National Semiconductor Corp.	54,952
56,034	Nokia OYJ, ADR (Finland) (d)	681,373
9,883	Paychex, Inc.	302,420
136,782	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan) (d)	1,448,521
46,944	Telefonaktiebolaget LM Ericsson, ADR (Sweden)	539,856
19,309	Texas Instruments, Inc.	502,227
		7,886,829
	Materials - 2.7%
2,915	Bemis Co., Inc.	88,645
500	Compass Minerals International, Inc.	37,655
12,823	CRH PLC, ADR (Ireland) (d)	366,610
24,448	EI Du Pont de Nemours & Co. (d)	974,008
889	Greif, Inc. - Class A	52,611
1,905	International Flavors & Fragrances, Inc.	95,421
2,551	MeadWestvaco Corp.	69,311
1,572	Packaging Corp. of America		38,876
4,380	PPG Industries, Inc.		308,221
2,473	RPM International, Inc.		54,604
2,456	Sealed Air Corp.		52,804
2,634	Sonoco Products Co.		87,264
1,499	Valspar Corp.		46,949
			2,272,979
	Telecommunication Services - 3.1%
1,969	Cellcom Israel Ltd. (Israel)		59,661
19,048	Chunghwa Telecom Co. Ltd., ADR (Taiwan)		371,817
5,207	Magyar Telekom Telecommunications PLC, ADR (Hungary)		92,372
67,523	NTT DoCoMo, Inc., ADR (Japan) (d)		1,047,282
4,011	Partner Communications Co. Ltd., ADR (Israel)		78,776
3,937	Philippine Long Distance Telephone Co., ADR (Philippines)		221,417
9,117	Rogers Communications, Inc. - Class B (Canada)		324,656
9,903	Telecom Corp. of New Zealand Ltd., ADR (New Zealand)		77,540
18,467	Telefonos de Mexico SAB de CV, ADR (Mexico)		283,468
			2,556,989
	Utilities - 1.9%
2,761	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)		108,645
7,640	Cia Energetica de Minas Gerais, ADR (Brazil)		123,378
2,402	DPL, Inc.		67,688
4,136	Empresa Nacional de Electricidad SA, ADR (Chile)		192,117
9,872	Enersis SA, ADR (Chile)		196,354
9,977	Exelon Corp.		434,898
13,388	Public Service Enterprise Group, Inc.		430,156
1,637	UGI Corp.		45,001
			1,598,237
	Total Common Stocks - 109.7%
	(Cost $79,859,127)		91,561,984
	Preferred Stocks - 1.7%
	Financials - 1.7%
204,504	Scottish Re Group Ltd., 7.250% (Cayman Islands) (b)
	(Cost $5,096,600)		1,431,528
	Convertible Preferred Stocks - 1.5%
	Financials - 1.5%
342	Fannie Mae, 5.375%
	(Cost $33,154,000)		1,282,500
Principal		Optional
Amount		Call Provisions	Value
	Corporate Bonds - 23.0%
	Consumer Discretionary - 4.2%
$400,000	British Sky Broadcasting Group PLC, BBB+, 9.500%, 11/15/18
	(United Kingdom) (a)	N/A	520,605
394,000	Comcast Corp., BBB+, 6.550%, 7/1/39	N/A	418,319

See notes to financial statements.

Semiannual Report | April 30, 2010 | 13

DCS | Claymore Dividend & Income Fund | Portfolio of Investments (unaudited) continued

Principal Amount		Optional Call Provisions	Value
	Consumer Discretionary (continued)
$410,000	Fortune Brands, Inc., BBB-, 6.625%, 7/15/28	N/A	$412,105
394,000	Home Depot, Inc., BBB+, 5.875%, 12/16/36	N/A	395,556
404,000	International Game Technology, BBB, 7.500%, 6/15/19	N/A	471,200
399,000	Kohl’s Corp., BBB+, 6.875%, 12/15/37	N/A	459,186
265,000	Time Warner, Inc., BBB, 7.700%, 5/1/32	N/A	311,867
397,000	Walt Disney Co. (The), A, 7.000%, 3/1/32	N/A	482,946
			3,471,784
	Energy - 1.3%
405,000	Anadarko Petroleum Corp., BBB-, 8.700%, 3/15/19	N/A	510,015
411,000	Weatherford International Ltd., BBB, 9.625%, 3/1/19 (Switzerland)	N/A	532,386
			1,042,401
	Financials - 10.0%
137,000	American Express Co., BB, 6.800%, 9/1/66 (b)	9/1/16@ 100.00	135,973
399,000	American Express Co., BBB+, 8.125%, 5/20/19	N/A	489,508
398,000	American International Group, Inc., A-, 5.375%, 10/18/11	N/A	406,473
301,000	AvalonBay Communities, Inc., BBB+, 6.100%, 3/15/20	N/A	326,812
198,000	Bank of America Corp., BB, 8.000%, 12/31/49 (b)	1/30/18@ 100.00	199,605
301,000	Boston Properties LP, A-, 5.875%, 10/15/19	N/A	319,778
301,000	Camden Property Trust, BBB, 5.700%, 5/15/17	N/A	300,047
260,000	Caterpillar Financial Services Corp., A, 7.150%, 2/15/19	N/A	311,149
401,000	Citigroup, Inc., A, 8.500%, 5/22/19	N/A	474,165
400,000	Coffeyville Resources LLC/Coffeyville Finance, Inc., BB-,
	9.000%, 4/1/15 (a)	4/1/12@ 106.75	410,000
300,000	Fidelity National Financial, Inc., BBB-, 6.600%, 5/15/17	N/A	300,294
199,000	GE Capital Trust I, A+, 6.375%, 11/15/67 (b)	11/15/17@ 100.00	191,786
397,000	General Electric Capital Corp., AA+, 6.750%, 3/15/32	N/A	434,238
200,000	Goldman Sachs Capital II, BBB, 5.793%, 12/29/49 (b)	6/1/12@ 100.00	159,250
404,000	Goldman Sachs Group, Inc. (The), A-, 6.750%, 10/1/2037	N/A	392,923
301,000	HCP, Inc., BBB, 6.700%, 1/30/18	N/A	314,996
269,000	Hughes Network Systems LLC/HNS Finance Corp., B,
	9.500%, 4/15/14	6/4/10@ 104.75	278,415
202,000	JPMorgan Chase & Co., BBB+, 7.900%, 4/29/49 (b)	4/30/18@ 100.00	212,857
396,000	JPMorgan Chase & Co., A+, 6.300%, 4/23/19	N/A	440,234
405,000	Manufacturers & Traders Trust Co., A-, 6.625%, 12/4/17	N/A	441,201
400,000	Merrill Lynch & Co., Inc., A-, 6.110%, 1/29/37	N/A	371,125
400,000	Morgan Stanley, A, 5.550%, 4/27/17	N/A	402,500
405,000	PNC Bank NA, A, 5.250%, 1/15/17	N/A	420,020
298,000	Simon Property Group LP, A-, 10.350%, 4/1/19	N/A	386,759
202,000	Wells Fargo & Co., A-, 7.980%, 3/15/49 (b)	3/15/18@ 100.00	214,120
			8,334,228
	Health Care - 2.0%
399,000	Aetna, Inc., A-, 6.750%, 12/15/37	N/A	441,181
404,000	Inverness Medical Innovations, Inc., B-,
	9.000%, 5/15/16	5/15/13@ 104.50	413,090
399,000	UnitedHealth Group, Inc., A-, 6.500%, 6/15/37	N/A	423,023
397,000	WellPoint, Inc., A-, 5.950%, 12/15/34	N/A	399,273
			1,676,567
	Industrials - 3.0%
399,000	CSX Corp., BBB-, 6.000%, 10/1/36	N/A	409,966
400,000	Delta Air Lines, Inc., BB-, 9.500%, 9/15/14 (a)	9/15/11@ 107.125	425,500
408,000	FedEx Corp., BBB, 8.000%, 1/15/19	N/A	510,275
407,000	Southwest Airlines Co., BBB, 5.125%, 3/1/17	N/A	404,398
274,000	Textron, Inc., BBB-, 7.250%, 10/1/19	N/A	301,806
405,000	Waste Management, Inc., BBB, 7.375%, 3/11/19	N/A	481,537
			2,533,482
	Information Technology - 0.7%
262,000	Corning, Inc., BBB+, 6.625%, 5/15/19	N/A	299,065
264,000	Oracle Corp., A, 6.125%, 7/8/39	N/A	289,245
			588,310
	Materials - 0.9%
275,000	Alcoa, Inc., BBB-, 6.750%, 7/15/18	N/A	292,094
411,000	International Paper Co., BBB, 7.500%, 8/15/21	N/A	483,718
			775,812
	Utilities - 0.9%
401,000	Exelon Generation Co. LLC, BBB, 6.200%, 10/1/17	N/A	445,216
264,000	Southwestern Electric Power Co., BBB, 6.450%, 1/15/19	N/A	294,326
			739,542
	Total Corporate Bonds - 23.0%
	(Cost $17,677,003)		19,162,126
Number of Shares			Value
	Limited Partnership - 0.2%
	Real Estate - 0.2%
400,000	Kodiak Funding, LP (c)
	(Cost $3,516,000)		192,000
	Total Long-Term Investments - 136.1%
	(Cost $139,302,730)		113,630,138
	Short-Term Investments - 2.8%
2,372,916	Dreyfus Money Market Bond Fund
	(Cost $2,372,916)		2,372,916
	Total Investments - 138.9%
	(Cost $141,675,646)		116,003,054
	Other Assets in excess of Liabilities - 0.6%		503,524
	Borrowings - (39.5%)		(33,000,000)
	Net Assets Applicable to Common Shares - 100.0%		$83,506,578

See notes to financial statements.

14 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund | Portfolio of Investments (unaudited) continued

ADR - American Depositary Receipt
AG - Stock Corporation
ASA - Stock Company
KGaA - Limited Partnership
LLC - Limited Liability Company
LP - Limited Partnership
NV - Publicly Limited Liability Corporation
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SA - Corporation
SAB de CV - Variable Capital Company

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, these securities amounted to 1.6% of net assets applicable to Common Shares.

(b)	Floating or variable rate security.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $192,000 which represents 0.2% of Net Assets Applicable to Common Shares.

(d)	All or a portion of these securities were segregated as collateral for the borrowings. As of April 30, 2010, the total amount segregated was $71,037,407.

Ratings (unaudited) shown are per Standard & Poor’s; securities classified NR are not rated by Standard & Poor’s.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

See notes to financial statements.

Semiannual Report | April 30, 2010 | 15

DCS | Claymore Dividend & Income Fund

Statement of Assets and Liabilities|April 30, 2010 (unaudited)

Assets
Investments in securities, at value (cost $141,675,646)	$116,003,054
Dividends and interest receivable	445,753
Cash	385,670
Other assets	79,105
Total assets	116,913,582
Liabilities
Borrowings	33,000,000
Payable for securities purchased	299,691
Advisory fee payable	74,263
Interest due on borrowings	2,494
Administrative fee payable	2,154
Accrued expenses and other liabilities	28,402
Total liabilities	33,407,004
Net Assets Applicable to Common Shareholders	$83,506,578
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	777,393,650
Accumulated net unrealized depreciation on investments	(25,672,592)
Accumulated net realized loss on investments, and currency transactions	(668,620,131)
Accumulated undistributed net investment income	355,711
Net Assets Applicable to Common Shareholders	$83,506,578
Net Asset Value Applicable to Common Shareholders
(based on 4,993,991 common shares outstanding)	$16.72

See notes to financial statements.

16 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund

Statement of Operations|For the six months ended April 30, 2010 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $70,369)	$2,211,648
Interest	892,154
Total income		$3,103,802
Expenses
Advisory fee	631,817
Professional fees	137,081
Trustees’ fees and expenses	83,627
Printing expenses	64,638
Fund accounting	29,017
Administrative fee	20,383
Custodian fee	15,913
Auction agent fee - preferred shares	15,178
Transfer agent fee	10,597
Insurance expense	9,122
Rating agency fee	8,652
NYSE listing fee	6,335
Miscellaneous	47,857
Interest expense	190,840
Total expenses		1,271,057
Advisory fees waived		(59,465)
Net expenses		1,211,592
Net investment income		1,892,210
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments		3,708,048
Foreign currency transactions		97
Net change in unrealized appreciation on:
Investments		12,373,378
Foreign currency translation		2
Net gain on investments and foreign currency transactions		16,081,525
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		17,973,735
Distributions to Preferred Shares from
Net investment income		(126,017)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$17,847,718

See notes to financial statements.

Semiannual Report | April 30, 2010 | 17

DCS | Claymore Dividend & Income Fund

Statement of Changes in Net Assets
Applicable to Common Shareholders|
	For the Six Months Ended April 30, 2010 (unaudited)	For the Year Ended October 31, 2009
Increase (decrease) in Net Assets Applicable to Common
Shareholders Resulting from Operations
Net investment income	$1,892,210	$8,154,646
Net realized gain (loss) on investments, redemption - in kind, futures, options and currency transactions	3,708,145	(440,501,096)
Net change in unrealized appreciation on investments, futures, options and currency transactions	12,373,380	396,803,212
Distributions to Preferred Shareholders from
Net investment income	(126,017)	(1,895,225)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	17,847,718	(37,438,463)
Distributions to Common Shareholders
From and in excess of net investment income	(2,869,249)	(5,901,925)
Capital Share Transactions
Cost of common shares repurchased	(66,354,778)	–
Total decrease in net assets applicable to common shareholders	(51,376,309)	(43,340,388)
Net Assets
Beginning of period	134,882,887	178,223,275
End of period (including accumulated undistributed net investment income of $355,711 and
$ 1,458,767, respectively)	$83,506,578	$134,882,887

See notes to financial statements.

18 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund
Statement of Cash Flows|For the six months ended April 30, 2010 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$17,973,735
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation on investments	(12,373,378)
Net realized gain on investments	(3,708,048)
Purchase of long-term investments	(29,887,914)
Proceeds from sale of long-term investments	60,548,111
Amortization of premium and other	17,358
Net sales of short-term investments	1,871,865
Decrease in dividends and interest receivable	253,121
Increase in other assets	(37,088)
Increase in securities purchased payable	299,691
Decrease in advisory fee payable	(55,652)
Decrease in dividends payable - preferred shares	(6,731)
Decrease in administrative fee payable	(1,981)
Decrease in accrued expenses and other liabilities	(263,704)
Decrease in interest expense payable	(31,423)
Decrease in due to custodian payable	(37,888)
Net Cash Provided in Operating and Investing Activities	34,560,074
Cash Flows From Financing Activities:
Redemption of auction market preferred shares	(30,000,000)
Distributions to preferred shareholders	(126,017)
Dividends paid to common shareholders	(2,869,249)
Proceeds from borrowings	3,000,000
Cash payment in connection with common shares tendered for repurchase	(4,179,138)
Net Cash Provided by Financing Activities	(34,174,404)
Net increase in cash	385,670
Cash at Beginning of Period	–
Cash at End of Period	$385,670
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$188,346

See notes to financial statements.

Semiannual Report | April 30, 2010 | 19

DCS | Claymore Dividend & Income Fund

Financial Highlights|

Per share operating performance for a common share outstanding throughout the period *	For the Six Months Ended April 30, 2010 (unaudited)		For the Year Ended October 31, 2009		For the Year Ended October 31, 2008		For the Year Ended October 31, 2007		For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Net asset value, beginning of period	$14.86		$19.65		$113.95		$119.55		$103.10	$94.45
Income from investment operations
Net investment income (a)	0.28		0.90		6.75		7.70		7.09	6.00
Net realized and unrealized gain (loss) on investments, futures and swap transactions	1.96		(4.83)		(92.50)		(4.30)		18.08	10.55
Distributions to Preferred Shareholders
From net investment income and return of capital (common share equivalent basis)	(0.02)		(0.21)		(2.05)		(2.50)		(2.22)	(1.40	)(h)
Total from investment operations	2.22		(4.14)		(87.80)		0.90		4.59	15.15
Distributions to Common Shareholders
From and in excess of net investment income	(0.36)		(0.65)		(4.73	)(e)	(6.50)		(6.50)	(6.50)
Return of capital	—		—		(1.77	)(e)	—		—	0.00	(i)
Total distributions to Common Shareholders	(0.36)		(0.65)		(6.50)		(6.50)		(6.50)	(6.50)
Net asset value, end of period	$16.72		$14.86		$19.65		$113.95		$119.55	$103.10
Market value, end of period	$14.50		$14.25		$14.90		$98.10		$108.05	$91.00
Total investment return (b)
Net asset value	15.09%		(19.99)%		(81.30)%		0.67%		23.05%	16.24%
Market value	4.24%		3.50%		(83.31)%		(3.53)%		26.97%	8.97%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$83,507		$134,883		$178,223		$1,034,697		$1,085,306	$936,010
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	N/A		$30,000		$125,000		$425,000		$425,000	$425,000
Preferred Shares asset coverage per share	N/A		$137,402		$60,645		$85,859		$88,842	$80,059
Ratios to Average Net Assets applicable to Common Shares:
Net Operating Expense	1.98	%(g)	2.66%		1.76%		1.42%		1.47%	1.50%
Fee Waiver	0.11	%(g)	0.09%		0.00%		0.00%		0.00%	0.00%
Interest expense	0.37	%(g)	0.11%		0.00%		0.00%		0.00%	0.00%
Total Expense	2.46	%(c)(g)	2.86	%(c)	1.76	%(c)	1.42	%(c)	1.47%	1.50%
Net investment income, after fee waiver, after effect of dividends to preferred shares	3.42	%(g)	5.38%		6.36%		4.36%		4.40%	4.45%
Portfolio turnover	20%		172	%(f)	68%		57%		25%	17%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$33,000		$30,000		$–		$–		$–	$–
Asset coverage per $1,000 of indebtedness (d)	$3,531		$6,496		$–		$–		$–	$–

*	Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.

N/A	Not applicable

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.00% for the six months ended April 30, 2010 and the year ended October 31, 2009, and 0.02% for the years ended October 31, 2008, and October 31, 2007. The impact to the expense ratio as a result of investments in other investment companies was not required prior to 2007. As a result, the impact has not been disclosed for the years prior to 2007.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009, financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

(g)	Annualized.

(h)	Distributions partially from return of capital.

(i)	Amount is less than $0.01.

See notes to financial statements.

20 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund

Notes to Financial Statements|April 30, 2010 (unaudited)

Note 1 – Organization:

Claymore Dividend & Income Fund (formerly Dreman/Claymore Dividend & Income Fund) (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which it is traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In accordance with ASC 820 Fair Value Measurements (“ASC820”) (formerly known as the Statement of Financial Accounting Standards (“FAS”) No. 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC820 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation). The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2010:

Semiannual Report | April 30, 2010 | 21

DCS | Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited) continued

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$91,562	$–	$–	$91,562
Preferred Stocks	–	1,432	–	1,432
Convertible Preferred Stocks	–	1,282	–	1,282
Corporate Bonds	–	19,162	–	19,162
Limited Partnership	–	–	192	192
Money Market Fund	2,373	–	–	2,373
Total	$93,935	$21,876	$192	$116,003

Level 3 holdings	Securities
(value in $000s)
Beginning Balance at 10/31/09	$184
Total Realized Gain/Loss	–
Change in Unrealized Gain/Loss	8
Net Purchases and Sales	–
Net Transfers In/Out	–
Ending Balance at 4/30/10	$192

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of April 30, 2010, there were no swaps outstanding.

(d) Futures

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments. The Fund may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio. There are a number of risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. If futures are used for hedging, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s portfolio securities being hedged. The Fund is subject to equity price risk when utilizing futures contracts. The Fund bears the risk of security prices moving unexpectedly in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of April 30, 2010, there were no futures contracts outstanding.

(e) Options

The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security

22 | Semiannual Report | April 30, 2010

upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). There are several risks associated with transactions in options on securities. The Fund is subject to equity price risk when utilizing option contracts. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As of April 30, 2010, there were no outstanding option contracts.

(f) Distributions

The Fund declares and pays quarterly dividends to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions.

(h) Subsequent Events

ASC 855, Subsequent Events (“ASC855”) (formerly known as FAS No. 165) requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. ASC855 is intended to establish general standards of accounting and for disclosure of events that occur after the statement of assets and liabilities date but before the financial statements are issued or are available to be issued. The Fund has performed an evaluation of subsequent events through June 24, 2010, which is the date the financial statements were issued.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (the “Adviser”), the Adviser furnished offices, necessary facilities and equipment, provided administrative services, oversaw the activities of Dreman Value Management, LLC (“DVM”) (through June 17, 2009) and Manning & Napier (after June 17, 2009), provided personnel including certain officers required for the Fund’s administrative management and compensated all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund paid the Adviser a fee, payable monthly, in an amount equal to 0.85% of the Fund’s average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Adviser previously entered into a Sub-Advisory Agreement with DVM. Pursuant to the terms of this agreement, DVM, under the supervision of the Fund’s Board of Trustees and the Adviser, provided a continuous investment program for the Fund’s portfolio; provided investment research and made and executed recommendations for the purchase and sale of securities; and provided certain facilities and personnel, including officers required for the Fund’s administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Adviser paid DVM an aggregate amount equal to 60% of the investment advisory fees paid to the Adviser by the Fund, net of any additional compensation payments to underwriters of the common share offering. Effective January 27, 2009, the Advisor agreed to waive 0.08% of its investment advisory fees. The 0.08% waiver was assumed by DVM.

On June 17, 2009, the Fund’s Board of Trustees approved the termination of DVM’s investment sub-advisory agreement with the Fund. The sub-advisory agreement with DVM was no longer in effect as of close of business on August 17, 2009. On June 17, 2009, the Board of Trustees of the Fund approved the appointment of a new investment sub-adviser to the Fund, Manning & Napier Advisors, Inc. (“Manning & Napier”). Pursuant to this change, Manning & Napier entered into an interim investment sub-advisory agreement with Claymore Advisors, LLC, the Fund’s investment adviser, and the Fund (the “Initial Interim Sub-Advisory Agreement”). Under the Initial Interim Sub-Advisory Agreement, the Adviser agreed to pay Manning & Napier 0.42% of the Fund’s managed assets as compensation for its services. The Adviser is waiving 0.09% of the investment advisory fee and this waiver has been assumed by Manning & Napier.

Semiannual Report | April 30, 2010 | 23

DCS | Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited) continued

On October 15, 2009, Guggenheim Partners LLC, (“Guggenheim”), a global diversified financial services firm, and Claymore Group Inc., parent of the Fund’s Adviser, announced the completion of a previously announced merger. The closing of the transaction took place on October 14, 2009 (“The Effective Date”). This transaction resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Adviser, became wholly-owned subsidiaries of Guggenheim. The transaction has not affected the daily operations of the Fund or the investment management activities of the Adviser.

Under the Investment Company Act of 1940, as amended, (the “1940 Act”), the consummation of this transaction resulted in the automatic termination of the Fund’s advisory agreement and Initial Interim Sub-Advisory Agreement. On September 23, 2009, the Board of Trustees approved a new investment advisory agreement between the Fund and the Adviser (the “New Advisory Agreement”), a new investment sub-advisory agreement among the Fund, the Adviser and Manning & Napier (the “New Sub-Advisory Agreement” and together with the New Advisory Agreement, the “New Agreements”) and a subsequent interim sub-advisory agreement among the Fund, the Adviser and Manning & Napier. Further, on September 23, 2009, the Board of Trustees recommended that the New Agreements be submitted to the shareholders of the Fund for their approval.

On November 4, 2009, Shareholders of the Fund approved the New Advisory Agreement between the Fund and Claymore Advisors LLC, and the New Sub-Advisory Agreement among the Fund, Claymore Advisors LLC, and Manning & Napier Advisors, Inc. The New Agreements have an initial term of one year.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund.

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended April 30, 2010 the Fund recognized expenses of approximately $20,383 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of net assets on a tax basis as of April 30, 2010 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments	Net Tax Unrealized Depreciation on Foreign Currency
$141,720,047	$13,858,029	$ (39,575,022)	$ (25,716,993)	$–

As of October 31, 2009, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed Ordinary Income/ (Accumulated) Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated) Capital Loss)
$1,216,117	$ (672,041,225)

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, income reclassifications from real estate investment trusts, royalty trusts, partnerships and investments in preferred securities.

As of October 31, 2009, for federal income tax purposes, the Fund had a capital loss carryforward of $672,041,225 available to offset possible future capital gains. Of the capital loss carryforward $228,735,354 is set to expire on October 31, 2016, and $443,305,871 is set to expire on October 31, 2017. Given the current size of the Fund, it is likely that the Fund will be unable to fully utilize these capital losses carryforwards prior to their expiration.

For the year ended October 31, 2009 the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

24 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited) continued

Distributions paid from:	2009
Capital gain–common shares	$–
Capital gain–preferred shares	–
Ordinary income–common shares	5,901,925
Ordinary income–preferred shares	1,895,225
Return of capital–common shares	–
$7,797,150

During the period ended April 30, 2010, distributions of $2,995,266 were paid to common and preferred shareholders. The classification of these distributions for federal income tax purposes will be determined after October 31, 2010.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the six months ended April 30, 2010, the cost of purchases and proceeds from sales of investments, excluding shares tendered, options and short-term securities, were $29,887,914 and $60,548,111, respectively.

Note 6 – Tender Offer:

On December 1, 2009, the Fund commenced an in-kind Tender Offer where the Fund agreed to purchase up to approximately 45% of the Fund’s outstanding common shares at 99.5% of the net asset value (“NAV”) per common share in exchange for a pro-rata portion of the Fund’s portfolio securities. Following the expi ration of the Tender Offer on January 4, 2010, the Fund accepted 4,085,893 properly tendered shares, representing approximately 45% of the Fund’s Common Shares outstanding, at a price per Common Share of approximately $16.24 (the “Repurchase Price”). The total value of assets of the Fund that was distributed in payment for such tendered Common Shares accepted in the Offer based on the Repurchase Price was approximately $66.35 million.

Note 7 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the New York Stock Exchange on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended April 30, 2010 or the year ended October 31, 2009.

Transactions in common shares were as follows:

	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Beginning Shares	9,079,884	9,079,884
Shares repurchased through Tender Offer	4,085,893	–
Ending Shares	4,993,991	9,079,884

Preferred Shares

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. On September 29, 2008 and October 20, 2008, the Fund announced redemptions of 1,200 shares of each series of Auction Market Preferred Shares (“AMPS”), respectively. On November 26, 2008, January 30, 2009 and February 26, 2009, the Fund announced redemptions of 80 shares, 120 shares and 280 shares of each series respectively. On July 24, 2009, the Fund announced redemptions of 120 shares from each series M7, W7 and F7 and 520 shares from each of series T28 and TH28, which fully redeemed series T28 and TH28. On January 31, 2010, the Fund announced redemptions of 400 shares from each series M7, W7, and F7 which fully redeemed all three series. At April 30, 2010, there were no preferred shares outstanding.

The broad auction-rate preferred securities market, including the Fund’s AMPS, continued to experience considerable disruption since February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS.A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS. Provisions in the offering documents of the Fund’s AMPS provide a mechanism to set a maximum rate in the event of a failed auction. This maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater. On November 26, 2008, Fitch Ratings, one of the two rating agencies that provide credit ratings to the Fund’s AMPS, downgraded the rating assigned to the AMPS issued by the Fund to ‘AA’ from ‘AAA’. Due to the downgrade, the maximum rates were based on a spread of 150 basis points over the applicable LIBOR rates. On December 24, 2009, Fitch reassigned the ‘AAA’ rating to the Fund’s AMPS.

Semiannual Report | April 30, 2010 | 25

DCS | Claymore Dividend & Income Fund | Notes to Financial Statements (unaudited) continued

For the six months ended April 30, 2010, the annualized dividend rates ranged from:

	High	Low	At April 30, 2010
Series M7	1.72%	1.46%	N/A
Series W7	1.72%	1.46%	N/A
Series F7	1.72%	1.46%	N/A

N/A–Not applicable as this series was fully redeemed during the period.

Note 8 – Borrowings:

On August 5, 2009, the Fund entered into a $30,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The credit facility agreement was increased to $33,000,000 on January 26, 2010. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.95%. An unused commitment fee of 0.85% is charged on the difference between the $33,000,000 credit agreement and the amount borrowed. As of April 30, 2010, there was $33,000,000 outstanding in connection with the Fund’s credit facility. The average daily amount of the borrowings on the credit facility during the six months ended April 30, 2010 was $30,469,613 with a related average interest rate of 1.26%. The maximum amount outstanding during the period was $33,000,000.

Note 9 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Accounting Pronouncements:

ASC 815, Derivatives and Hedging (“ASC815”) (formerly known as FAS No. 161) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

ASC815 had no impact to the financial statements as the Fund did not hold derivative investments during the six months ended April 30, 2010.

Note 11 – Recent Accounting Pronouncements:

On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC820 and the impact to the financial statements.

Note 12 – Subsequent Event:

On May 3, 2010, the Board of Trustees declared a quarterly dividend of $0.100 per common share. The dividend was payable on May 28, 2010, to shareholders of record on May 14, 2010.

26 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund |

Supplemental Information| (unaudited)

Federal Income Tax Information

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Trustees

The Trustees of the Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Richard L. Crandall Year of birth: 1943 Trustee	Since 2004	Managing Partner of Aspen Partners, LLC since 2003, Founding Co-Partner of Arbor Venture Partners, LLC since 2000, and Chairman of Enterprise Software Roundtable since 1994. Formerly, Director and Special Advisor of GIGA Information Group (1995-2003) and Chairman of GIGA Information Group (2002-2003), Founder and ex-Chairman and CEO of Comshare, Inc. (1966-1994).	1	Chairman, Novell, Inc., and Pelstar, LLC Director, Diebold, Inc. and Channel Net, LLC
Roman Friedrich III Year of birth: 1946 Trustee	Since 2004	Founder of Roman Friedrich & Company, which specializes in the provision of financial advisory services to corporations in the resource sector. Previously, Managing Director at TD Securities. Managing Director Lancaster Financial Ltd.; Wood Gundy; Burns Fry Ltd.; President, Chase Manhattan Bank (Canada) Ltd.	2	Director, Zincore Metals, Inc. and GFM Resources Ltd.
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions from 2000-present. Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	47	None
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Retired. Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	44	None
Interested Trustees:
David C. Hooten† Year of birth: 1962 Trustee	Since 2008	Chairman of the Board of Directors and Chief Executive Officer (2001-present) of Claymore Group Inc. and its predecessor Companies.	1	None

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-Mr. Toupin, as a Class II Trustee, is expected to stand for re-election at the Fund’s 2010 annual meeting of the shareholders.

-Messrs. Crandall and Hooten, as Class III Trustees, are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.

-Messrs. Friedrich and Nyberg, as Class I Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of the shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Hooten is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Adviser and certain of its affiliates.

Semiannual Report | April 30, 2010 | 27

DCS | Claymore Dividend & Income Fund |

Supplemental Information| (unaudited) Continued

Officers

The officers of the Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
J. Thomas Futrell Year of birth: 1955 Chief Executive Officer	Since 2008
Senior Managing Director and Chief Investment Officer of Claymore Advisors, LLC and Claymore Securities Inc. (2008-Present). Formerly, Managing Director of Research, Nuveen Asset Management (2000-2007).

Kevin Robinson Year of birth: 1959 Chief Legal Officer, Secretary	Since 2008
Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Group, Inc. (2007-present). Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2004
Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Formerly, Chief Financial Officer of Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003). Managing Director, FrontPoint Partners LLC (2001-2002).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Claymore Advisors, LLC (2006 to present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Mark E. Mathiasen Year of birth: 1978 Assistant Secretary	Since 2008	Vice President; Assistant General Counsel of Claymore Group Inc. (2007-present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).
*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

28 | Semiannual Report | April 30, 2010

DCS | Claymore Dividend & Income Fund |

Dividend Reinvestment Plan|(unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

Semiannual Report | April 30, 2010 | 29

This Page Intentionally Left Blank.

DCS | Claymore Dividend & Income Fund

Fund Information|

Board of Trustees	Officers	Investment Sub-Adviser
Richard L. Crandall	J.Thomas Futrell	Manning & Napier Advisors, Inc.
	Chief Executive Officer	Fairport, New York
Roman Friedrich III, Chairman
	Kevin Robinson	Investment Adviser and
David C. Hooten*	Chief Legal Officer	Administrator

	Steven M. Hill	Claymore Advisors, LLC
Ronald A. Nyberg	Chief Accounting Officer, Chief	Lisle, Illinois
Financial Officer and Treasurer
Ronald E. Toupin, Jr.		Custodian and
	Bruce Saxon	Transfer Agent
* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.	Chief Compliance Officer	The Bank of New York Mellon NewYork, NewYork

	Mark E. Mathiasen	Legal Counsel
	Assistant Secretary	Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Claymore Dividend & Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Claymore Dividend & Income Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at www.claymore.com/dcs or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at www.claymore.com/dcs. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

Semiannual Report | April 30, 2010 | 31

DCS | Claymore Dividend & Income Fund

About the Fund Manager|

Manning & Napier Advisors, Inc.

Manning & Napier Advisors, Inc. serves as the Fund’s Investment Sub-Adviser. Manning & Napier has been a registered investment adviser since 1970. For nearly 40 years, Manning & Napier has focused on managing clients’ investments through a variety of market conditions, including five bear markets. The firm managed over $20 billion for individuals, corporations, defined benefit pension plans, 401(k) choice plans, Taft-Hartley accounts, endowments, foundations and municipal retirement plans as of April 30, 2010. It remains an employee-owned firm, with 100% of the firm owned by full-time employees.

Investment Philosophy and Process

The Claymore Dividend & Income Fund invests primarily in a systematic equity approach designed to offer a diversified equity portfolio of high-yielding securities, with portfolio expectations of providing competitive returns in positive market environments, but also provides protection during both market downturns and periods of falling interest rates. Stocks are selected from a broad universe based on high free cash flow yields and high dividend yields, and are also screened in an effort to exclude acute bankruptcy risk.

Manning & Napier believes that a focus on companies with high free cash flow yields and high dividend yields allows for investment in financially sound companies at attractive valuations. Because they believe both free cash flow and dividend yields are intrinsic signs of fundamental value that should be recognized over time by the market, the portfolio is uniquely positioned to take advantage of these long-term fundamental trends.

Claymore Securities, Inc. 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC (6/10)	NOT FDIC - INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	0	0	0	0
December 1 through December 31	0	0	0	4,085,947(1)
January 1 through January 31	4,085,893(2)	$16.24	4,085,893(2)	0
February 1 through February 28	0	0	0	0
March 1 through March 31	0	0	0	0
April 1 through April 30	0	0	0	0
Total	4,085,893	$16.24	4,085,893

(1)
On December 1, 2009, the registrant announced the commencement of a tender offer to purchase up to approximately 45% of common shares then outstanding (4,085,947 common shares), with an expiration date of January 4, 2010.

(2)
The registrant’s tender offer expired on January 4, 2010, and on January 19, 2010, the registrant announced that it repurchased 4,085,893 of its common shares pursuant to the terms of the tender offer at a price per common share of approximately $16.24 per common share.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not applicable.

(b)     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Dividend & Income Fund

By: /s/  J. Thomas Futrell
_____________________________________________________________________

Name:   J. Thomas Futrell

Title:    Chief Executive Officer

Date:   September 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/   J. Thomas Futrell
_____________________________________________________________________

Name:   J. Thomas Futrell

Title:    Chief Executive Officer

Date:    September 30, 2010

By: /s/  Steven M. Hill
_____________________________________________________________________

Name:  Steven M. Hill

Title:    Treasurer and Chief Financial Officer

Date:    September 30, 2010